CNL STRATEGIC CAPITAL, LLC 8-K

Exhibit 10.1

Date: as of February 15, 2025

CNL Strategic Capital B, Inc.

CNL Strategic Capital, LLC
450 South Orange Avenue

Orlando, FL 32801
Attention: Tammy Tipton

Re:    First Amendment to Loan and Security Agreement

Ladies and Gentlemen:

We refer to that certain Loan and Security Agreement by and among, CNL Strategic Capital B, Inc., a Delaware Corporation (“Borrower”) and CNL Strategic Capital, LLC, a Delaware limited liability company (“Guarantor” together with Borrower, individually and collectively, as the context requires, but in each case jointly and severally, “Obligor” or “you”) and Valley National Bank (“Bank”, “we” or “us”) dated February 15, 2024 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”). Unless otherwise defined in this amendment letter (the “Amendment”), capitalized terms are used as defined in the Loan Agreement.

You have requested, and Bank has agreed, to (i) increase the Revolving Line, (ii) extend the Revolving Maturity Date and (iii) make such other changes as are set forth below, all on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Amendments.

(a)	Added Definition of First Amendment. The definition of “First Amendment” is hereby added to Section 1.1 of the Loan Agreement, in alphabetical order, and shall read as follows:

“First Amendment” means that certain First Amendment to Loan and Security Agreement dated February 15, 2025 by and between Obligor and Bank.

(b)	Modified Definition of Revolving Line. The definition of “Revolving Line” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Line” means commitments to make Credit Extensions in an amount not to exceed at any one time outstanding Fifty Million Dollars ($50,000,000.00) (the “Maximum Commitment”); provided, however, Bank may, in its sole and absolute discretion, increase the Maximum Commitment to up to One Hundred Million Dollars ($100,000,000) by extending additional Credit Extensions up to an additional Fifty Million Dollars ($50,000,000.00) (the “Uncommitted Line”). In the event Bank approves a Credit Extension request under the Uncommitted Line (each such approved Credit Extension, an “Uncommitted Advance”), Bank will increase the Maximum Commitment by the amount of such requested Credit Extension and the amount of the Uncommitted Line will decrease by the same amount (for example, assume Borrower requests a Credit Extension under the Uncommitted Line for $5,000,000, if Bank approves such request, then upon such approval, the Maximum Commitment will increase from $50,000,000 to $55,000,000 and the amount of the Uncommitted Line will decrease from $50,000,000 to $45,000,000). Bank’s determination, if at all, to approve a Credit Extension request under the Uncommitted Line shall be based upon the terms and conditions provided for in the Borrowing Request Procedure set forth in Section 2.1(b) of this Agreement. Bank and Borrower intend, acknowledge and agree that the Uncommitted Line is unconditionally cancellable at Bank’s option, and Bank shall have the right to cancel all unused availability and refuse to extend available credit under the Uncommitted Line, at any time and from time to time, without prior notice to Borrower and for any reason, or no reason at all, in its sole and absolute discretion.

(c)	Modified Definition of Revolving Maturity Date. The definition of “Revolving Maturity Date” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Maturity Date” means February 15, 2026, unless extended, at Bank’s sole option, one additional year, in which instance the Revolving Maturity Date shall be such extended date; provided, however, Bank shall not exercise such extension option more than twice.

(d)	Modified Advance Request. Section 2.1(b)(i)(A) of the Loan Agreement that currently reads as follows:

(A) an initial Advance request and

is hereby amended and restated in its entirety to read as follows:

(A) an initial Advance request, and whether the request is a request under the Uncommitted Line, and

(e)	Modified Commitment Fee. Section 2.5(a) of the Loan Agreement that currently reads as follows:

(a)       Commitment Fee. Borrower shall pay to Bank a commitment fee on the Closing Date equal to One Hundred Twenty-Five Thousand Dollars ($125,000.00), which commitment fee shall be fully earned and non-refundable upon receipt thereof by Bank.

is hereby amended and restated in its entirety to read as follows:

(a)       Commitment Fee. Borrower paid to Bank a commitment fee on the Closing Date equal to One Hundred Twenty-Five Thousand Dollars ($125,000.00), which commitment fee was fully earned and non-refundable upon receipt thereof by Bank. Borrower shall pay to Bank a commitment fee on the date of the First Amendment equal to One Hundred Twenty-Five Thousand Dollars ($125,000.00), which commitment fee shall be fully earned and non-refundable upon receipt thereof by Bank (the “First Amendment Fee”). In the event a Credit Extension is approved under the Uncommitted Line, Borrower shall pay to Bank a commitment fee in an amount equal to twenty-five hundredths of one percent (0.25%) per annum times the principal amount of each Uncommitted Advance prorated for the number of days that each such Uncommitted Advance remains outstanding, and payable within ten (10) days of the last day of each calendar quarter.

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(f)	Fee. In consideration for Bank entering into this Amendment, Borrower shall concurrently pay Bank the First Amendment Fee, which shall be non-refundable and in addition to all interest and other fees payable to Bank under the Loan Documents. Bank is authorized to charge said fee to Borrower’s loan account or any of Borrower’s deposit accounts with Bank.

Section 2. Acknowledgements.

(a)	Except as specifically amended herein, the Loan Agreement shall remain in full force and effect in accordance with its terms. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Loan Agreement or any other Loan Documents.
(b)	Each undersigned guarantor and pledgor (each, an “other Obligor”), if any, hereby confirms and agrees that the respective guarantee(s) and pledge agreement(s) delivered by it to Bank in connection with the Facility are hereby ratified and confirmed and remain in full force and effect.
(c)	All Collateral as set forth in the Loan Agreement and any and all security and pledge agreements delivered in connection therewith, is and shall continue to be collateral security for the Obligations under the Loan Agreement, as amended hereby.

Section 3. Representations.

In order to induce Bank to enter into this Amendment, each Obligor hereby represents, warrants and agrees that: (i) the representations and warranties contained in the Loan Documents are true and correct on and as of the date hereof as though made on and as of such date, except for those representations and warranties given as of a specific date, (ii) no default or Event of Default, as defined in any Loan Document, has occurred and is continuing; (iii) it has full power, right and legal authority to execute, deliver and perform its obligations under this Amendment; and (iv) it has taken all action necessary to authorize the execution and delivery of, and the performance of its obligations under this Amendment.

Section 4. Miscellaneous.

(a)	This Amendment shall be governed and construed in accordance with the internal laws of the State of Florida.
(b)	This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment may be executed and authenticated by each party by electronic or digital means, and each party hereto expressly consents to the use of an electronic version of this Amendment to embody the entire agreement and understanding between us. An authorized, electronically-affixed or digitally-affixed signature, when received shall be binding for all purposes as if an original signature.
(c)	The Loan Documents and all agreements, instruments and documents executed and delivered in connection therewith, shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment.
(d)	This Amendment shall be effective as of the date hereof, upon receipt by Bank of a duly executed copy hereof by Borrower and, if applicable, each other Obligor, together with the Amendment Fee set forth in Section 1(f) above.

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Please indicate your agreement and acceptance to the terms set forth above by signing and returning a copy of this Amendment to the undersigned, together with the payment of the amendment fee.

Very truly yours,

VALLEY NATIONAL BANK

By:	/s/ Benjamin Powers
Name:	Benjamin Powers
Title:	Director

AGREED TO as of the date hereof:

bORROWER:

CNL STRATEGIC CAPITAL B, INC.

By:	/s/ Tammy Tipton
Name:	Tammy Tipton
Title:	CFO/EVP

GUARANTOR:

CNL STRATEGIC CAPITAL, LLC

By:	/s/ Tammy Tipton
Name:	Tammy Tipton
Title:	CFO/SVP

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